SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check appropriate box:
|X|  Preliminary Proxy Statement                  [ ]  Confidential, for Use of
                                                       the Commission Only (as
                                                       permitted by Rule
                                                       14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                                  TRW INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                               Not Applicable
---------------------------------------------------=--------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  No fee required.
| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

| |  Fee paid previously with preliminary materials:

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:




                                                           PRELIMINARY COPY
                                                           ----------------


    [FORM OF UNITED STATES PLAN PARTICIPANT VOTING INSTRUCTIONS - FRONT]
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                    CONFIDENTIAL VOTING INSTRUCTIONS TO
                      THE CO-TRUSTEES (THE "TRUSTEES")
    UNDER THE TRW EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN (THE "PLAN")

         Your vote is important! Please sign and date this voting instruction card and return it promptly to the Trustees in the enclosed postage-paid envelope or otherwise to Corporate Election Services, P.O. Box 1150, Pittsburgh, Pennsylvania 15230, so that your shares may be represented at the Special Meeting. In order to have your vote tabulated and considered by the Trustees, it must be received by the Trustees no later than the close of business on April [__], 2002.

         These voting instructions are solicited on behalf of the Board of Directors of TRW.

         The undersigned, as a named fiduciary, hereby instructs the Trustees to vote all shares of TRW Inc. ("TRW") common stock, par value $0.625 per share, that are allocated to the undersigned's account under the Plan on March 28, 2002, the record date for the Special Meeting of Shareholders of TRW to be held on April 22, 2002 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, on the following matter:

         ACQUISITION PROPOSAL. A resolution of TRW's shareholders authorizing the acquisition by Northrop Grumman Corporation of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

                  | |  FOR     | |  AGAINST     | |  ABSTAIN

         In their discretion and in accordance with the Plan, the Trustees are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. The shares allocated to your account will be voted as instructed unless the Trustees determine that such instructions are not proper or are contrary to the Employee Retirement Income Security Act of 1974, as amended.

         If (1) the Trustees determine they cannot follow your instructions, (2) you do not return this card or (3) the front of this card is not properly completed, the Trustees will vote the shares allocated to your account in accordance with their fiduciary judgment.

         Please be sure to read the certification included on the reverse side of this voting instruction card and to mark the appropriate box indicating whether or not you are a holder of "Interested Shares."

         PLEASE EXECUTE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXCEPT AS REQUIRED BY APPLICABLE LAW, ONLY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEES WILL SEE THESE CONFIDENTIAL VOTING INSTRUCTIONS.


               __________________________________________
               Signature
               Print Name:  _____________________________

               Social Security Number ____________________

               Dated: _____________________, 2002

                 [VOTING INSTRUCTION CONTINUED ON REVERSE]

   [FORM OF UNITED STATES PLAN PARTICIPANT VOTING INSTRUCTIONS - REVERSE]
   ---------------------------------------------------------------------

         As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the acquisition of TRW shares pursuant to the Offer to Exchange be authorized by a vote of the majority of TRW's shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any "Interested Shares". For purposes of the Ohio Control Share Acquisition Statute, "Interested Shares" means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

         1.  Northrop;

         2.  Any officer of TRW elected or appointed by the directors of TRW;

         3.  Any employee of TRW who is also a director of TRW;

         4. Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired the TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

         5. Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this voting instruction card, the undersigned hereby certifies that the shares being voted pursuant to this voting instruction card are:

         [   ]    "Interested Shares" as defined in the Ohio Control Share
                  Acquisition Statute.

                  If you own "Interested Shares" because you acquired more than $250,000 of TRW shares or more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002
                  (the record date for the Special Meeting), please indicate in the following space the number of shares you acquired prior to February
                  22, 2002 and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.
                  Number of shares owned prior to February 22, 2002 __________.

         [   ]    not "Interested Shares" as defined in the Ohio Control
                  Share Acquisition Statute.

         If no box is checked indicating whether shares represented by this voting instruction card are "Interested Shares," the shares represented by this voting instruction card allocated to your account on or after February 22, 2002 will be deemed to be "Interested Shares" and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

                                                             PRELIMINARY COPY
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   [FORM OF UNITED KINGDOM PLAN PARTICIPANT VOTING INSTRUCTIONS - FRONT]
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             CONFIDENTIAL VOTING INSTRUCTIONS TO THE FIDUCIARY
             (THE "FIDUCIARY") UNDER THE TRW UK SHARE PURCHASE
                   PLAN (THE "PLAN") OF TRW INC ("TRW").

 Your vote is important! Please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope or otherwise to Corporate Election Services, P.O. Box 1150, Pittsburgh, Pennsylvania 15230,
     so that your shares may be represented at the Special Meeting. In order to have your vote tabulated and considered by the Fiduciary, it must be received by the Fiduciary no later than the
                   close of business on April [__], 2002.

                These voting instructions are solicited on
                 behalf of the Board of Directors of TRW.

         The undersigned hereby directs the Fiduciary to vote all shares of TRW common stock, par value $0.625 per share, that are allocated to the undersigned's account under the Plan on March 28, 2002, the record date for the Special Meeting of Shareholders of TRW to be held on April 22, 2002 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, on the following matter:

         ACQUISITION PROPOSAL. A resolution of TRW's shareholders authorizing the acquisition by Northrop Grumman Corporation of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

                  | |  FOR     | |  AGAINST     | |  ABSTAIN

           YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    AGAINST THE PROPOSAL SET FORTH ABOVE

In its discretion and in accordance with the Plan, the Fiduciary is authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. The shares allocated to your account will be voted as directed, but, if no instructions are specified your shares will not be voted. If (i) the Fiduciary determines that it cannot follow your instructions, (ii) you do not return this card, or (iii) the front of this card is not properly completed, your shares will not be voted.

         Please be sure to read and complete the certification included on the reverse side of this voting instruction card and to mark the appropriate box indicating whether you are a holder of "Interested Shares."

         PLEASE EXECUTE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXCEPT AS REQUIRED BY APPLICABLE LAW, THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE FIDUCIARY.

               Signature __________________________________
               Print Name_________________________________


               Dated: ____________, 2002

                 [VOTING INSTRUCTION CONTINUED ON REVERSE]

  [FORM OF UNITED KINGDOM PLAN PARTICIPANT VOTING INSTRUCTIONS - REVERSE]
  -----------------------------------------------------------------------

         As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the acquisition of TRW shares pursuant to the Offer to Exchange be authorized by a vote of the majority of TRW's shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any "Interested Shares". For purposes of the Ohio Control Share Acquisition Statute, "Interested Shares" means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

         1.  Northrop;

         2.  Any officer of TRW elected or appointed by the directors of TRW;

         3.  Any employee of TRW who is also a director of TRW;

         4. Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired the TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

         5. Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this voting instruction card, the undersigned hereby certifies that the shares being voted pursuant to this voting instruction card are:

         [   ]    "Interested Shares" as defined in the Ohio Control Share
                  Acquisition Statute.

                  If you own "Interested Shares" because you acquired more than $250,000 of TRW shares or more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002
                  (the record date for the Special Meeting), please indicate in the following space the number of shares you acquired prior to February
                  22, 2002 and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.
                  Number of shares owned prior to February 22, 2002 ___________.


         [   ]    not "Interested Shares" as defined in the Ohio Control
                  Share Acquisition Statute.

         If no box is checked indicating whether shares represented by this voting instruction card are "Interested Shares," the shares represented by this voting instruction card allocated to your account on or after February 22, 2002 will be deemed to be "Interested Shares" and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

                                                              PRELIMINARY COPY
                                                              ----------------

      [FORM OF CANADIAN PLAN PARTICIPANT VOTING INSTRUCTIONS - FRONT]
      ---------------------------------------------------------------

             CONFIDENTIAL VOTING INSTRUCTIONS TO CLARICA TRUST
           COMPANY ("CLARICA") UNDER THE TRW CANADA STOCK SAVINGS
                   PLAN (THE "PLAN") OF TRW INC ("TRW").

         Your vote is important! Please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope or otherwise to Corporate Election Services, P.O. Box 1150, Pittsburgh, Pennsylvania 15230, so that your shares may be represented at the Special Meeting. In order to have your vote tabulated and considered by Clarica, it must be received by Clarica no later than the close of business on April [__], 2002.

          These voting instructions are solicited on behalf of the
                        Board of Directors of TRW.

         The undersigned hereby directs Clarica to vote all shares of TRW common stock, par value $0.625 per share, that are allocated to the undersigned's account under the Plan on March 28, 2002, the record date for the Special Meeting of Shareholders of TRW to be held on April 22, 2002 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, on the following matter:

         ACQUISITION PROPOSAL. A resolution of TRW's shareholders authorizing the acquisition by Northrop Grumman Corporation of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

                  | |  FOR     | |  AGAINST     | |  ABSTAIN

           YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    AGAINST THE PROPOSAL SET FORTH ABOVE

In its discretion and in accordance with the Plan, Clarica is authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. The shares allocated to your account will be voted as directed above. If your signed voting instructions are received on or prior to April [_], 2002, but no selection has been made, then Clarica will vote your shares AGAINST the proposal. If no voting instruction card is returned, Clarica will not vote your shares.

         Please be sure to read and complete the certification included on the reverse side of this voting instruction card and to mark the appropriate box indicating whether you are a holder of "Interested Shares."

         PLEASE EXECUTE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXCEPT AS REQUIRED BY APPLICABLE LAW, THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY CLARICA.

               __________________________________
               Signature

               Dated: ____________, 2002

                 [VOTING INSTRUCTIONS CONTINUED ON REVERSE]

      [FORM OF CANADIAN PLAN PARTICIPANT VOTING INSTRUCTIONS - REVERSE]
      ----------------------------------------------------------------

         As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the acquisition of TRW shares pursuant to the Offer to Exchange be authorized by a vote of the majority of TRW's shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any "Interested Shares." For purposes of the Ohio Control Share Acquisition Statute, "Interested Shares" means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

         1.    Northrop;

         2. Any officer of TRW elected or appointed by the directors of TRW;

         3.    Any employee of TRW who is also a director of TRW;

         4. Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired the TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

         5. Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this voting instruction card, the undersigned hereby certifies that the shares being voted pursuant to this voting instruction card are:


         [  ]    "Interested Shares" as defined in the Ohio Control Share
                 Acquisition Statute.

                If you own "Interested Shares" because you acquired more than $250,000 of TRW shares or more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002
                (the record date for the Special Meeting), please indicate in the following space the number of shares you acquired prior to February 22, 2002, which therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.
                Number of shares owned prior to February 22, 2002 ____________.

         [  ]   not "Interested Shares" as defined in the Ohio Control
                Share Acquisition Statute.

         If no box is checked indicating whether shares represented by this voting instruction card are "Interested Shares," the shares represented by this voting instruction card allocated to your account on or after February 22, 2002 will be deemed to be "Interested Shares" and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.